UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 8, 2006

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                                 ------

                NEW JERSEY                           22-1737915
                ----------                           ----------
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code)




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

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

             On November 9, 2006, First Montauk Financial Corp. ("Registrant") received the written resignations as directors of the Registrant of William Kurinsky and Herbert Kurinsky, effective on November 8 and November 9, 2006, respectively. Their resignations had been expected. As previously reported in Registrant's Form 8-K, dated October 4, 2006, as part of an agreement with the New Jersey Bureau of Securities, each of them agreed to resign as a director of the Registrant within 30 business days from September 29, 2006.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FIRST MONTAUK FINANCIAL CORP.

                                   By:   /s/ Victor K. Kurylak
                                         -----------------------------------
                                   Name:  Victor K. Kurylak
                                   Title: President and Chief Executive Officer
                                   Date:  November 10, 2006